LEGG MASON PARTNERS MONEY MARKET TRUST

SUPPLEMENT DATED NOVEMBER 10, 2015

TO THE SUMMARY PROSPECTUS AND PROSPECTUS, EACH DATED DECEMBER 29, 2014 AND THE STATEMENT OF ADDITIONAL INFORMATION, DATED DECEMBER 29, 2014 AND AS SUPPLEMENTED ON MARCH 2, 2015 AND JUNE 1, 2015, OF

WESTERN ASSET CONNECTICUT MUNICIPAL MONEY MARKET FUND

The following language is added to the fund’s Summary Prospectus, Prospectus and Statement of Additional Information:

The fund’s Board of Trustees has determined that it is in the best interests of the fund and its shareholders to terminate and wind up the fund. The fund is expected to cease operations on or about December 18, 2015. In preparation for the termination of the fund, the assets of the fund will be liquidated and the fund will cease to pursue its investment objective.

Shareholders of the fund who elect to redeem their shares prior to the completion of the liquidation will be redeemed in the ordinary course at the fund’s net asset value per share. Each shareholder who remains in the fund will receive a liquidating distribution equal to the aggregate net asset value of the shares of the fund that such shareholder then holds.

Effective immediately, the fund will be closed to purchases and incoming exchanges, except that the fund will remain open to (i) additional purchases of fund shares by current shareholders (including those investing through a systematic investment plan or payroll deduction) until November 27, 2015 in order to permit them to select an investment alternative, and (ii) dividend reinvestment on existing fund shares until the fund is terminated.

Shareholders are encouraged to consider options that may be suitable for the reinvestment of their liquidation proceeds, including exchanging into another fund within the Legg Mason mutual fund complex, if available to your class of shares.

Shareholders should be aware that if they redeem shares, exchange them into another fund, or receive liquidation proceeds upon the termination of the fund, it is generally considered a taxable event. However, shareholders will not have any gain or loss on the transaction so long as the fund maintains a net asset value of $1.00 per share.

Shareholders who hold their shares through an individual retirement account (IRA) should consult their tax advisers concerning the tax implications of a distribution, their eligibility to roll over a distribution and the procedures applicable to such rollovers. If a check representing your liquidation or redemption proceeds was made payable to you (as opposed to the custodian of your IRA) because of the way your account was registered in the records of the fund, please contact Legg Mason Shareholder Services at 1-877-721-1926 between the hours of 8:00 am to 5:30 pm ET to receive instructions to get a replacement check made payable to your IRA. Caution: if you cash the check or deposit in any account other than your IRA, it may be subject to a 10% penalty and taxed as ordinary income in the year of receipt. Other shareholders should likewise consult a personal tax adviser with respect to the effects of the termination of the fund and of any associated distributions.

Please retain this supplement for future reference.

WASX215470